Ivy Funds Variable Insurance Portfolios

Supplement dated April 1, 2015 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2014

and as supplemented July 16, 2014, August 22, 2014, November 14, 2014 and December 31, 2014

The following is inserted as a new section immediately following the “The Portfolios, Their Investments, Related Risks and Restrictions — Restricted Securities” section:

Shanghai-Hong Kong Stock Connect Program

Certain Portfolios may invest in China A-Shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect Program (Connect Program). The Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when a Portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Program could be disrupted.

The Connect Program is subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that both exchanges will continue to support the Connect Program in the future. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange (“ChinaClear”) defaulted, a Portfolio may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in the Connect Program, a Portfolio may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Portfolio may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons. Similarly, a Portfolio may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Portfolio cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Portfolio may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Portfolio holds 5% or more of the total shares of a China A-share issuer through its Connect Program investments, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Investment Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that a Portfolio’s profits may be subject to this limitation.

Supplement	Statement of Additional Information	1